Exhibit 10.1
FIFTH AMENDMENT AGREEMENT
     This FIFTH AMENDMENT AGREEMENT (this “Amendment”) is made as of the 4th day of September, 2008 among:
     (a) TELETECH HOLDINGS, INC., a Delaware corporation (“Borrower”);
     (b) the Lenders, as defined in the Credit Agreement;
     (c) KEYBANK NATIONAL ASSOCIATION, as the lead arranger, sole book runner and administrative agent for the Lenders under this Agreement (“Agent”); and
     (d) WELLS FARGO BANK, N.A., as syndication agent.
     WHEREAS, Borrower, Agent and the Lenders are parties to that certain Amended and Restated Credit Agreement, dated as of September 28, 2006, that provides, among other things, for loans and letters of credit aggregating One Hundred Eighty Million Dollars ($180,000,000), all upon certain terms and conditions (as amended and as the same may from time to time be further amended, restated or otherwise modified, the “Credit Agreement”);
     WHEREAS, Borrower, Agent and the Lenders desire to amend the Credit Agreement to modify certain provisions thereof;
     WHEREAS, each capitalized term used herein and defined in the Credit Agreement, but not otherwise defined herein, shall have the meaning given such term in the Credit Agreement; and
     WHEREAS, unless otherwise specifically provided herein, the provisions of the Credit Agreement revised herein are amended effective as of the date of this Amendment;
     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein and for other valuable consideration, Borrower, Agent and the Lenders agree as follows:
     1. Amendment to Definitions. Section 1.1 of the Credit Agreement is hereby amended to delete the definition of “Total Commitment Amount” therefrom, and to insert in place thereof the following:
     “Total Commitment Amount” shall mean (a) for any date prior to the Fifth Amendment Effective Date, the Total Commitment Amount as in effect prior to such date, and (b) on the Fifth Amendment Effective Date and thereafter, Two Hundred Twenty-Five Million Dollars ($225,000,000), as such amount may be decreased pursuant to Section 2.9(a) hereof.
     2. Addition to Definitions. Section 1.1 of the Credit Agreement is hereby amended to add the following new definition thereto:
         “Fifth Amendment Effective Date” shall mean September 4, 2008.
     3. Amendment to Schedule 1. The Credit Agreement is hereby amended to delete Schedule 1 (Commitments of Lenders) therefrom and to insert in place thereof a new Schedule 1 in the form of Schedule 1 hereto.
     4. Exercise of Accordion and Reallocation of Outstanding Amounts. By execution of this Amendment, Borrower exercises the accordion provision set forth in Section 2.9(b) of the Credit Agreement. Pursuant to such exercise, on the Fifth Amendment Effective Date, the Lenders shall make adjustments among themselves with respect to the Loans then outstanding and amounts of principal with respect thereto as shall be necessary, in the opinion of Agent, in order to reallocate among such Lenders such outstanding amounts, based on the revised Commitment as set forth in the revised Schedule 1 hereto.
     5. Closing Deliveries. Concurrently with the execution of this Amendment, Borrower shall:
     (a) deliver to Agent, for delivery to BNP Paribas and Fifth Third Bank, new Revolving Credit Notes in the amounts specified in Schedule 1 to the Credit Agreement;
     (b) deliver to Agent, for delivery to Bank of America, N.A. and The Northern Trust Company, replacement Revolving Credit Notes in the amounts specified in Schedule 1 to the Credit Agreement;
     (c) execute and deliver to Agent the Fifth Amendment Fee Letter, and pay the fees stated therein;
     (d) cause each Guarantor of Payment to execute the attached Acknowledgement and Agreement; and
     (e) pay all legal fees and expenses of Agent in connection with this Amendment.
     6. Dissolution of Guarantor. Borrower hereby certifies that, on or about July 14, 2008, TeleTech Customer Services, Inc., a Nevada corporation, was dissolved as permitted pursuant to the Credit Agreement. Borrower hereby certifies that, at the time of dissolution, TeleTech Customer Services, Inc. was a Dormant Subsidiary.
     7. Representations and Warranties. Borrower hereby represents and warrants to Agent and the Lenders that (a) Borrower has the legal power and authority to execute and deliver this Amendment; (b) the officers executing this Amendment have been duly authorized to execute and deliver the same and bind Borrower with respect to the provisions hereof; (c) the execution and delivery hereof by Borrower and the performance and observance by Borrower of the provisions hereof do not violate or conflict with the organizational agreements of Borrower or any law applicable to Borrower or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against Borrower; (d) no Default or Event of Default exists under the Credit Agreement, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof; (e) Borrower is not aware of any claim or offset against, or defense or counterclaim to, Borrower’s obligations or liabilities under the Credit Agreement or any Related Writing; and (f) this Amendment constitutes a valid and binding obligation of Borrower in every respect, enforceable in accordance with its terms.
     8. BNP Paribas and Fifth Third Bank as Lenders. By executing this Amendment, BNP Paribas and Fifth Third Bank each represents and warrants to Borrower, Agent and the Lenders that (a) it meets the requirements to be an assignee as set forth in Section 10.10 of the Credit Agreement; (b) it is able to fund the Loans and the Letters of Credit as required by the Credit Agreement; (c) it will perform, in accordance with their terms, all of the obligations which by the terms of the Credit Agreement and the Related Writings are required to be performed by it as a Lender thereunder; and (d) it has reviewed each of the Loan Documents. Both BNP Paribas and Fifth Third Bank appoint Agent to take such action as agent on their respective behalf and to exercise such powers under the Credit Agreement as are delegated to Agent by the terms thereof. On the date of this Amendment, BNP Paribas and Fifth Third Bank shall each become and thereafter be deemed to be a “Lender” for the purposes of the Credit Agreement and the other Loan Documents, and shall be bound thereby as if it were an original signatory thereto. All notices, requests, demands and other communications provided for under the Credit Agreement to BNP Paribas and Fifth Third Bank, mailed or delivered, shall be addressed at the address specified on the signature pages of this Amendment, or at such other address as shall be designated by BNP Paribas and Fifth Third Bank, respectively, in a written notice to each of the other parties.
     9. References to Credit Agreement. Each reference that is made in the Credit Agreement or any Related Writing shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as

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herein otherwise specifically provided, all terms and provisions of the Credit Agreement are confirmed and ratified and shall remain in full force and effect and be unaffected hereby. This Amendment is a Related Writing.
     10. Waiver. Borrower, by signing below, hereby waives and releases Agent and each of the Lenders, and their respective directors, officers, employees, attorneys, affiliates and subsidiaries, from any and all claims, offsets, defenses and counterclaims of which Borrower is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.
     11. Counterparts. This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.
     12. Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.
     13. Severability. Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.
     14. Governing Law. The rights and obligations of all parties hereto shall be governed by the laws of the State of Ohio, without regard to principles of conflicts of laws.
     15. Binding Effect. This Amendment and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto, and shall be enforceable by any such successors and assigns.
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     JURY TRIAL WAIVER. BORROWER, THE LENDERS AND AGENT, TO THE EXTENT PERMITTED BY LAW, EACH HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWER, THE LENDERS AND AGENT, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.
     IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first set forth above.

TELETECH HOLDINGS, INC.
By:	/s/ John R. Troka, Jr.
John R. Troka, Jr.
Interim Chief Financial Officer

KEYBANK NATIONAL ASSOCIATION, as Agent and as a Lender
By:	/s/ Jeff Kalinowski
Jeff Kalinowski
Senior Vice President

WELLS FARGO BANK, N.A., as Syndication Agent and as a Lender
By:	/s/ Debbie A. Wright
Name: Debbie A. Wright
Title: Vice President

BANK OF AMERICA, N.A.
By:	/s/ Jonathan M. Phillips
Name: Jonathan M. Phillips
Title: Vice President

Signature Page 1 of 2
to Fifth Amendment Agreement

JPMORGAN CHASE BANK, N.A.

	By: Name:	/s/ David L. Ericson David L. Ericson
	Title:	Senior Vice President

THE NORTHERN TRUST COMPANY

	By: Name:	/s/ Brandon Rolek Brandon Rolek
	Title:	Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION

	By: Name:	/s/ Tray Jones Tray Jones
	Title:	Vice President

Address:	BNP PARIBAS

	By:	/s/ William Davidson

Name and Title: William Davidson, Director

Attn:

	By:	/s/ Mathew Harvey

Name and Title: Mathew Harvey, Managing Director

Address:	FIFTH THIRD BANK

	By:	/s/ Garland Robeson

Attn:	Name:	Garland Robeson

	Title:	Assistant Vice President
Signature Page 2 of 2
to Fifth Amendment Agreement

ACKNOWLEDGMENT AND AGREEMENT
     The undersigned consent and agree to and acknowledge the terms of the foregoing Fifth Amendment Agreement dated as of September 4, 2008. The undersigned further agree that the obligations of the undersigned pursuant to the Guaranty of Payment executed by the undersigned shall remain in full force and effect and be unaffected hereby.
     The undersigned hereby waive and release Agent and the Lenders and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of which the undersigned are aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.
     JURY TRIAL WAIVER. THE UNDERSIGNED, TO THE EXTENT PERMITTED BY LAW, HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWER, AGENT, THE LENDERS AND THE UNDERSIGNED, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

TELETECH SERVICES CORPORATION		TELETECH GOVERNMENT SOLUTIONS, LLC

By:	/s/ John R. Troka, Jr.	By:	/s/ John R. Troka, Jr.
	John R. Troka, Jr.		John R. Troka, Jr.
	Interim Chief Financial Officer and		Interim Chief Financial Officer and
	Assistant Secretary		Assistant Secretary

TELETECH CUSTOMER CARE MANAGEMENT (WEST VIRGINIA), INC.		TELETECH CUSTOMER CARE MANAGEMENT (COLORADO), LLC

By:	/s/ John R. Troka, Jr.	By:	/s/ John R. Troka, Jr.

	John R. Troka, Jr.		John R. Troka, Jr.
	Interim Chief Financial Officer and		Interim Chief Financial Officer and
	Assistant Secretary		Assistant Secretary
Signature Page 1 of 2
to Acknowledgment and Agreement

DIRECT ALLIANCE CORPORATION		TTEC NEVADA, INC.

By:	/s/ John R. Troka, Jr.	By:	/s/ John R. Troka, Jr.
	John R. Troka, Jr.		John R. Troka, Jr.
	Interim Chief Financial Officer		Treasurer

TELETECH STOCKTON, LLC		NEWGEN RESULTS CORPORATION

By:	/s/ John R. Troka, Jr.	By:	/s/ John R. Troka, Jr.

	John R. Troka, Jr.		John R. Troka, Jr.
	Interim Chief Financial Officer and		Assistant Secretary
Assistant Secretary

TELETECH INTERNATIONAL HOLDINGS, INC.

By:	/s/ John R. Troka, Jr.
John R. Troka, Jr.
Interim Chief Financial Officer and
Assistant Secretary

SCHEDULE 1

		REVOLVING
		CREDIT
	COMMITMENT	COMMITMENT
LENDERS	PERCENTAGE	AMOUNT	MAXIMUM AMOUNT
KeyBank National Association	28.89%	$65,000,000	$65,000,000
Wells Fargo Bank, N.A.	13.33%	$30,000,000	$30,000,000
Bank of America, N.A.	13.33%	$30,000,000	$30,000,000
JPMorgan Chase Bank, N.A.	11.11%	$25,000,000	$25,000,000
The Northern Trust Company	8.89%	$20,000,000	$20,000,000
Wachovia Bank, National Association	8.89%	$20,000,000	$20,000,000
BNP Paribas	8.89%	$20,000,000	$20,000,000
Fifth Third Bank	6.67%	$15,000,000	$15,000,000
Total Commitment Amount	100%	$225,000,000	$225,000,000

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